                                  Exhibit 99.1

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Hologic, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

         (1) The Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2002                    /s/ John W. Cumming
                                           ---------------------------------
                                           John W. Cumming
                                           Chief Executive Officer

Dated:  August 13, 2002                    /s/ Glenn P. Muir
                                           ---------------------------------
                                           Glenn P. Muir
                                           Chief Financial Officer